UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/18/2012

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  001-03381

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2012, Raymond L. Arthur, Executive Vice President - Chief Financial Officer (principal financial officer) of The Pep Boys - Manny, Moe & Jack (the "Company"), tendered his resignation in order to pursue another business opportunity. Mr. Arthur's resignation is effective as of June 29, 2012. The Company has commenced a national search for Mr. Arthur's replacement.

A copy of the Company's press release announcing Mr. Arthur's resignation is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)99.1 Press Release dated June 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: June 18, 2012	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
SVP - General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated June 18, 2012